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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 15, 1997


                              BANC ONE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                                      Ohio
                 (State or Other Jurisdiction of Incorporation)


         1-8552                                          31-0738296
(Commission File Number)                      (IRS Employer Identification No.)


                   100 East Broad Street, Columbus, Ohio 43271
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (614) 248-5944


                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)

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ITEM 5.        OTHER EVENTS

         On July 15, 1997, BANC ONE CORPORATION ("BANC ONE") issued a press release announcing its earnings for the three-month period ended June 30, 1997. A copy of such press release is filed herein as Exhibit 99.1 and incorporated by reference herein. BANC ONE has prepared a performance discussion and financial supplement with respect to the Second Quarter of 1997, which financial information is filed herein as Exhibit 99.2 and incorporated herein by reference.


ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

         (a)   Financial Statements

               None. The financial information included in this report is not required to be filed as part of this report.

         (b)   Pro Forma Financial Information

               None.

         (c)   Exhibits

               Exhibit 99.1 BANC ONE CORPORATION Press Release dated July 15, 1997 titled "BANC ONE Completes Successful Quarter with Major Initiatives Accomplished and Confirms Strong Growth and Favorable Credit Quality Trends at Recently Acquired First USA."

               Exhibit 99.2 1997 Second Quarter Performance Discussion and Financial Support.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BANC ONE CORPORATION
                                             (Registrant)


Date:  July 15, 1997                         By:   /s/ Steven Alan Bennett
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                                                   Steven Alan Bennett
                                                   Senior Vice President and
                                                      General Counsel

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